Exhibit 99.1

Aon and Willis Towers Watson (WTW) Take Important Step Toward the Close of Proposed Combination with Agreement to Sell Set of WTW Assets to Gallagher

•	Transaction is a key step on path to close proposed combination designed to accelerate innovation on behalf of clients

•	Aon remains committed to $800 million of cost synergies and expects the combination to create significant shareholder value

DUBLIN, 12 May 2021 – Aon plc (NYSE: AON) and Willis Towers Watson (NASDAQ: WLTW) today announced they have signed a definitive agreement to sell Willis Re and a set of Willis Towers Watson corporate risk and broking and health and benefits services to Arthur J. Gallagher & Co. (Gallagher). These businesses will be divested for a total consideration of approximately US$3.57B.

The agreement resolves questions raised by the European Commission and is intended to address certain questions raised by regulators in certain other jurisdictions. Aon and Willis Towers Watson continue to work toward obtaining additional regulatory approval in all relevant jurisdictions, including the United States, where regulators are conducting an independent review of the Aon and WTW combination.

“This agreement demonstrates strong momentum on the path to close our proposed combination with Willis Towers Watson,” said Greg Case, Aon’s CEO. “We’ve used this time to align our future leadership team around a one-firm culture that will create new opportunities for colleagues, accelerate innovation on behalf of clients and deliver shareholders the long-term value creation they have come to expect from our team.”

Aon remains positioned to further build on the firm’s track record of over a decade of progress on key financial metrics and achievement of external commitments. The pending combination with Willis Towers Watson is expected to deliver:

•

Revenue growth, margin expansion through delivery of better solutions, increased cash flow and earnings growth and a strong balance sheet, to generate attractive returns for shareholders in the future.

•	$800 million of cost synergies[1], taking into account this divestiture and other potential remedies.

•	Allocation of any divestiture proceeds according to Aon’s ROIC framework, in which the firm expects that share buyback will continue to be its highest return activity.

•	Accretion to adjusted EPS, reflecting the synergy potential of the combination, consistent with initially announced accretion projections in year three and over the long term.[2],[3]

Aon and Willis Towers Watson continue to progress with their integration planning, most recently highlighted by the announcement of the future leadership team that, following the close of the combination, will collaborate to deliver new sources of value to clients and create new opportunities for colleagues.

“We announced this combination knowing that the complementary capabilities of our two firms would allow us to deliver more value to clients and opportunities for colleagues. The events of the last year have only reinforced that rationale, and this announcement is an important step toward realizing that potential,” said John Haley, Willis Towers Watson’s CEO. “We appreciate the extraordinary value these colleagues have delivered to our clients and our company. We are confident they have a bright future at Gallagher.”

[1]

There are various material assumptions underlying the synergies, which may result in the synergies and other cost reductions being materially greater or less than estimated. The estimates should therefore be read in conjunction with the bases and assumptions for these synergy numbers, which are set out in Appendix I of the Rule 2.5 Announcement made on March 9th, 2020 along with the reports accompanying such statements in Appendix 4 and Appendix 5 to the Rule 2.5 Announcement.

[2]

This statement should not be construed as a profit forecast or interpreted to mean that the profits or earnings of Aon will necessarily match or be greater than or be less than those for the relevant preceding financial period or any other period.

[3]

Statements in this announcement that the combination of Aon and Willis Towers Watson is accretive to adjusted EPS should not be interpreted to mean that Aon earnings per share in the current or any future financial period will necessarily match or be greater than or be less than those for the relevant preceding financial period.

Gallagher is a global leader in insurance, risk management and consulting services – generating more than $6 billion in 2020 revenue. The company is headquartered in Rolling Meadows, Ill., and has more than 34,000 employees in 56 countries.

Gallagher has agreed to purchase a group of businesses from Willis Towers Watson that includes:

•	Willis Re operations globally, excluding operations in mainland China and Hong Kong;

•	Global cedent facultative reinsurance, excluding operations in mainland China and Hong Kong;

•	Corporate Risk and Broking business unit known as Inspace globally and certain business undertaken for Aerospace Manufacturing clients;

•

Corporate Risk and Broking services in certain countries in Europe (France, Germany, the Netherlands and Spain), excluding Affinity; Bermuda; cyber in the UK; and certain accounts in the Houston and San Francisco offices in the U.S.;

•

Corporate Risk and Broking services for Property & Casualty and Finex insurance in the European Economic Area, UK, U.S., Brazil and Hong Kong relating to certain large multinational companies headquartered in France, Germany, the Netherlands and Spain;

•	Corporate Risk and Broking Finex accounts relating to certain large multinational companies headquartered in the UK; and

•	Health & Benefits business units in France, Spain and Germany.

The transaction with Gallagher is contingent on the completion of the pending Aon and Willis Towers Watson combination, as well as other customary closing conditions. While Aon and WTW are working to complete their combination as soon as possible during the third quarter of 2021, the completion remains subject to the receipt of required regulatory approvals and clearances, including with respect to United States antitrust laws, as well as other customary closing conditions.

About Aon

Aon plc (NYSE: AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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About Willis Towers Watson

Willis Towers Watson is a leading global advisory, broking and solutions company that designs and delivers solutions that manage risk, optimize benefits, cultivate talent and expand the power of capital to protect and strengthen institutions and individuals. Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. For more information about Willis Towers Watson, see www.willistowerswatson.com.

Media Contacts

Aon—Nadine Youssef, mediainquiries@aon.com, +1 833 751 8114

Willis Towers Watson—Miles Russell, miles.russell@willistowerswatson.com, +44 (0) 7903262118

Investor Contacts

Aon—Leslie Follmer, investor.relations@aon.com, +1 312 381 3310

Willis Towers Watson—Claudia De La Hoz, Investor_Relations@willistowerswatson.com, +1 215 246 6221

Statements Required by the Irish Takeover Rules

The directors of Aon accept responsibility for the information contained in this document relating to Aon, except for statements made by WTW in respect of Aon. To the best of the knowledge and belief of the directors of Aon (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this document relating to WTW, except for statements made by Aon in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily match or be greater or lesser than those for the relevant preceding financial periods for Aon and/or WTW as appropriate. No statement in this announcement constitutes an asset valuation.

Safe Harbor Statement

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “looking forward,” “potential,” “probably,” “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These forward-looking statements include information about possible or assumed future results of Aon’s and/or WTW’s operations, the uncertainty surrounding the COVID-19 pandemic, the pending combination of Aon and WTW (the “Combination”), expectations related to regulatory approvals of the Combination, and divestitures to be made in connection with the Combination. All statements other than statements of historical facts that address activities, events or developments that Aon and/or WTW expects or anticipates may occur in the future, including such things as its or their outlook, future capital expenditures, growth in commissions and fees, changes to the composition or level of its or their revenues, cash flow and liquidity, expected tax rates, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of its or their business and operations, plans, references to future successes, and expectations with respect to the timing, closing and benefits of the Combination, including divestitures made in connection with the Combination, are forward-looking statements.

By their nature, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies; general economic and political conditions in different countries in which Aon and/or WTW does business around the world, including the UK’s withdrawal from the European Union; changes in the competitive environment or damage to Aon’s and/or WTW’s reputation; fluctuations in exchange and interest rates that could influence revenue and expenses; changes in global equity and fixed income markets that could affect the return on invested assets; changes in the funding status of Aon’s and/or WTW’s various defined benefit pension plans and the impact of any increased pension funding resulting from those changes; the level of Aon’s and/or WTW’s debt limiting financial flexibility or increasing borrowing costs; rating agency actions that could affect Aon’s and/or WTW’s ability to borrow funds; volatility in Aon’s and/or WTW’s tax rate due to a variety of different factors, including U.S. tax reform; changes in estimates or assumptions on Aon’s and/or WTW’s financial statements; limits on Aon’s and/or WTW’s subsidiaries to make dividend and other payments to Aon and/or WTW, as applicable; the impact of lawsuits and other contingent liabilities and loss contingencies arising from errors and omissions and other claims against Aon and/or WTW; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which Aon and/or WTW operates, particularly given the global scope of Aon’s and/or WTW’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which Aon and/or WTW does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the UK and other countries; the impact of any inquiries relating to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws and with U.S. and non-U.S. trade sanctions regimes; failure to protect intellectual property rights or allegations that Aon and/or WTW infringes on the intellectual property rights of others; the effects of Irish law on Aon’s and WTW’s operating flexibility and the enforcement of judgments against Aon and/or WTW; the failure to retain and attract qualified personnel, whether as a result of the Combination, divestitures made in connection with the Combination or otherwise; international risks associated with Aon’s and/or WTW’s global operations; the effects of natural or man-made disasters, including the effects of COVID-19 and other health pandemics; the potential of a system or network breach or disruption resulting in operational interruption or improper disclosure of personal data; Aon’s and/or WTW’s ability to develop and implement new technology; the damage to Aon’s and/or WTW’s reputation among clients, markets or third parties; the actions taken by third parties that perform aspects of Aon’s and/or WTW’s business operations and client services; the extent to which Aon and/or WTW manages certain risks created in connection with the services, including fiduciary and investments, consulting, and other advisory services, among others, that Aon and/or WTW currently provides, or will provide in the future, to clients; Aon’s and/or WTW’s ability to continue, and the costs and risks associated with, growing, developing and integrating companies that it acquires or new lines of business; changes in commercial property and casualty markets, commercial premium rates or methods of compensation; changes in the health care system or Aon’s and/or WTW’s relationships with insurance carriers; Aon’s and/or WTW’s ability to implement initiatives intended to yield, and the ability to achieve, cost savings; Aon’s and/or WTW’s ability to realize the expected benefits from its restructuring plan; the possibility that the Combination, or divestitures made in connection with the Combination, will not be consummated in the expected timeframe, or at all; failure to obtain necessary regulatory approvals for the Combination or divestitures or to comply with the requirements related to such approvals, or to satisfy any of the other conditions to the Combination or divestitures made in connection with the Combination; potential litigation associated with the proposed Combination, including by regulators; adverse effects on the market price of Aon’s and/or WTW’s securities and/or operating results for any reason, including, without limitation, because of a failure to consummate the Combination or the divestitures made in connection with the Combination; the failure to realize the expected benefits of the Combination (including anticipated revenue and growth synergies) in the expected timeframe, or at all; the failure to effectively integrate the combined businesses following the Combination; significant transaction and integration costs or difficulties in connection with the Combination, or divestitures made in connection with the Combination, and or unknown or inestimable liabilities; the potential impact of the consummation of the Combination and divestures made in connection with the Combination on relationships, including with suppliers, customers, employees and regulators; and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, including COVID-19) that affect the combined company following the consummation of the Combination.

Any or all of Aon’s and WTW’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s or WTW’s performance. The factors identified above are not exhaustive. Aon, WTW and their respective subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. In addition, results for the year ended December 31, 2020 and the quarter ended March 31, 2021, are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic. Further information concerning Aon, WTW and their respective businesses, including factors that potentially could materially affect Aon’s or WTW’s financial results, are contained in Aon’s and WTW’s respective filings with the Securities and Exchange Commission (the “SEC”). See Aon’s and WTW’s respective Annual Reports on Form 10-K for the year ended December 31, 2020 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 for a further discussion of these and other risks and uncertainties applicable to Aon and WTW and their respective businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Neither Aon nor WTW is under, and each expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.